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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Cooper Tire & Rubber Company, an Ohio corporation ("Registrant"), hereby constitutes and appoints Thomas A. Dattilo, Philip G. Weaver or James E. Kline and each of them, as true and lawful attorney or attorneys-in-fact for the undersigned, with full power of substitution and revocation, for him or her and in his or her name, place and stead, to sign on his or her behalf as an officer or director of the Registrant a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933 concerning certain Common Shares of the Company to be offered in connection with the Registrant's Pre-Tax Saving Plan at the Auburn Plant, Pre-Tax Savings Plan (Bowling Green-Hose), Pre-Tax Savings Plan (Bowling Green-Sealing), Pre-Tax Savings Plan (Clarksdale), Pre-Tax Savings Plan at the El Dorado Plant, Pre-Tax Savings Plan at the Findlay Plant and Texarkana Pre-Tax Savings Plan, and to sign any and all amendments or post-effective amendments to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 4th day of February, 2004.

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
/s/ Thomas A. Dattilo                                               /s/ John J. Holland
--------------------------------------------------------------      -------------------------------
Thomas A. Dattilo                                                   John J. Holland
Chairman of the Board, President, Chief Executive                   Director
Officer and Director (principal executive officer)

/s/ Philip G. Weaver                                                /s/ John F. Meier
--------------------------------------------------------------      -------------------------------
Philip G. Weaver                                                    John F. Meier
Vice President and Chief Financial Officer (principal financial     Director
officer)
                                                                    /s/ Byron O. Pond
/s/ Eileen B. White                                                 -------------------------------
--------------------------------------------------------------      Byron O. Pond
Eileen B. White                                                     Director
Corporate Controller (principal accounting officer)
                                                                    /s/ John H. Shuey
/s/ Arthur H. Aronson                                               -------------------------------
--------------------------------------------------------------      John H. Shuey
Arthur H. Aronson                                                   Director
Director
                                                                    /s/ Richard L. Wambold
/s/ Laurie B. Breininger                                            -------------------------------
--------------------------------------------------------------      Richard L. Wambold
Laurie B. Breininger                                                Director
Director

/s/ Dennis J. Gormley
--------------------------------------------------------------
Dennis J. Gormley
Director


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